UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CARROLS RESTAURANT GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CARROLS RESTAURANT GROUP, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material for the Carrols Restaurant Group, Inc.’s 2008 Annual Meeting of Stockholders to be held on June 9, 2008

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

CARROLS RESTAURANT GROUP, INC.

968 JAMES STREET

SYRACUSE, NY

13203

Proxy Material Available at www.proxyvote.com

•	Notice of 2008 Annual Meeting and Proxy Statement
•	2007 Annual Report

PROXY MATERIAL – VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 26, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote

Meeting Type:       Annual Meeting of Stockholders

Meeting Date:        June 9, 2008

Meeting Time:       1:00 P.M. EDT

For holders as of:  April 14, 2008

Meeting Location:

New York Marriott East Side

525 Lexington Avenue

New York, NY 10017

Meeting Directions

For Meeting Directions Please Call:

212-755-4000

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Annual Meeting of Stockholders will be held on Monday, June 9, 2008 at 1:00 P.M. EDT at the New York Marriott East Side, 525 Lexington Avenue, New York, NY 10017 for the following purposes:

1. To elect as Class II Directors of Carrols Restaurant Group, Inc., the nominees below:

Nominees:

01) Joel M. Handel
02) Clayton E. Wilhite

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Carrols Restaurant Group, Inc. for the 2008 fiscal year.

3.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

These items of business are more fully described in the Proxy Statement. Only Stockholders of record on April 14, 2008 may vote at the meeting or any adjournment thereof.